UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1776

Name of Registrant: Vanguard Wellesley Income Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2006–September 30, 2007

Item 1: Reports to Shareholders

Vanguard® Wellesley® Income Fund Annual Report

September 30, 2007

>	Vanguard Wellesley Income Fund returned 9.2% for the fiscal year ended
September 30, 2007.

>	Both the stock and bond portions of the fund’s portfolio contributed positively to the fund’s return, although stocks played the dominant role.

>	The fund’s performance was in line with that of its benchmark and ahead of the average return of its mutual fund peer group.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	11
Performance Summary	13
Financial Statements	15
Your Fund’s After-Tax Returns	32
About Your Fund’s Expenses	33
Trustees Approve Advisory Agreement	35
Glossary	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Wellesley Income Fund
Investor Shares	VWINX	9.2%
Admiral™ Shares[1]	VWIAX	9.2
Wellesley Composite Index[2]		9.3
Average Mixed-Asset Target Conservative Fund[3]		8.0

Your Fund’s Performance at a Glance
September 30, 2006–September 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$21.95	$22.30	$0.926	$0.672
Admiral Shares	53.18	54.02	2.298	1.628

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: Lehman U.S. Credit A or Better Index. For stocks: the S&P 500/Citigroup Value Index, (26% weighting), S&P Utilities Index (4.5%), and S&P Integrated Telecommunication Services Index (4.5%) until August 1, 2007, when the three stock indexes were replaced by the FTSE High Dividend Yield Index.

3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The stock and bond markets have been turbulent the past year. But Wellesley Income Fund’s balanced blend of blue-chip stocks with above-average dividend yields and high-quality intermediate-term bonds allowed the fund to successfully navigate the storm.

Both Investor and Admiral Shares returned 9.2% for the fiscal year ended September 30, 2007. The fund’s performance was in line with its blended benchmark and was 1.2 percentage points ahead of the average return for mixed-asset target conservative funds. The yield of the Wellesley Income Fund’s Investor Shares was 4.42% as of September 30.

Strong returns for U.S. stocks; even better for markets abroad

U.S. stocks produced excellent returns for the fiscal year. The gains came despite a midsummer shakeup brought on by problems in the subprime mortgage-loan market. Financials stocks—which represent a sizable share of the U.S. market’s value—were hardest hit, as investment banking and consumer lending businesses throttled back.

The broad U.S. equity market returned 17.1% for the year. Returns from large-capitalization stocks outpaced those of small-caps, and growth-oriented stocks outperformed their value-oriented counterparts. As investors took account of risk, they seemed to exhibit a preference for large-cap growth stocks, which seem better positioned to thrive in a period of economic uncertainty.

Although not immune from the effects of the turmoil in U.S. credit markets, international stocks handily surpassed the returns of domestic stocks over the 12 months. The dollar’s ongoing weakness further enhanced foreign market gains for U.S.-based investors.

The bond market was shaken, but regained ground in the end

Turmoil in the corporate bond and subprime lending markets caused a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, particularly toward the end of the fiscal period. As the bonds’ prices rose, their yields fell. The declines were greatest among Treasury securities with the shortest maturities. The yield of the 3-month Treasury bill, which started the fiscal year at 4.89%, dropped more than a full percentage point to 3.81%.

As short-term yields fell, the yield curve—which illustrates the relationship between short- and long-term bond yields—returned to its usual, upward-sloping pattern. The curve had been mildly inverted at the start of the period, with yields of shorter-term bonds above those of longer-term issues. For the year ended September 30, the broad taxable bond market returned 5.1%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.9%	13.8%	16.0%
Russell 2000 Index (Small-caps)	12.3	13.4	18.8
Dow Jones Wilshire 5000 Index (Entire market)	17.1	14.0	16.5
MSCI All Country World Index ex USA (International)	31.1	26.5	26.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.1%	3.9%	4.1%
Lehman Municipal Bond Index	3.1	3.9	4.0
Citigroup 3-Month Treasury Bill Index	5.0	4.0	2.8

CPI
Consumer Price Index	2.8%	3.2%	2.9%

Helped by energy investments, stocks drove the fund’s return

The primary driver of Wellesley’s 9.2% return was its stock component, which might be surprising during a year in which stock-market volatility became front-page news, whether it was the February slide in the United States following a drop in the Chinese stock market or summer market jitters caused by subprime mortgage-related stresses. Overall, however, the broad stock market, and Wellesley’s equity portfolio, proved resilient.

The fund’s stock portfolio posted a solid 17% return. The fund’s sizable weighting in energy stocks was the major contributor to that return, reflecting an environment of rising oil prices. Leading contributors included integrated oil giants Chevron, ExxonMobil, and ConocoPhillips.

Chemical companies as a group boosted returns, and individual stocks, such as FPL and Altria, were also major contributors. Weak spots included stocks in the financials sector—which were affected by worries over the quality of their mortgage-related loans and investments—as well as stocks in the telecommunications services and information technology sectors.

The bond portion of the Wellesley Income Fund earned a total return of 4.3%, which was slightly ahead of its fixed income benchmark, in part because of the advisor’s addition of a dose of higher quality government agency securities to the portfolio. These securities rallied toward the end of the period, as the subprime mortgage-security turmoil made them more attractive to safety-conscious investors.

Expense Ratios[1]
Your fund compared with its peer group
			Average
			Mixed-Asset
			Target
	Investor	Admiral	Conservative
	Shares	Shares	Fund
Wellesley Income Fund	0.25%	0.15%	1.07%

1 Fund expense ratios reflect the 12 months ended September 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Bond returns have helped the fund over both the short and long term

Though bond returns were modest, they provided a cushion during those volatile periods during the year when stocks were sliding. The cushioning effect of bonds has often helped the fund endure market downdrafts. This occurred most notably during the fiscal years 2001 and 2002 when the general stock market, as measured by the S&P 500 Index, dropped a cumulative –42% but Wellesley returned a cumulative 13.2%.

The fund’s higher percentage of bond holdings compared with its typical competitor has not held it back. Despite its relatively conservative positioning, the fund has generated solid long-term growth. As the table below shows, Wellesley’s total return surpassed the average return of its peers by almost 3 percentage points over the past ten years. This means that a hypothetical investment of $10,000 in the fund would have grown to $21,042 over 10 years, compared with $16,121 for a similar investment compounded at the average return for peer funds—or $4,921 more in additional wealth for the Wellesley investor.

Fleeting events spotlight the need to adhere to basic principles

The financial events of the past year highlight how developments close to home or halfway around the world can affect your investments.

Total Returns
Ten Years Ended September 30, 2007
Average
Annual Return
Wellesley Income Fund Investor Shares	7.7%
Wellesley Composite Index[1]	6.9
Average Mixed-Asset Target Conservative Fund[2]	4.9

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their investment returns and principal original cost.

1 Bond component (65% weighting) is Lehman U.S. Long Credit AA or Better Index through March 31, 2000, and Lehman U.S. Credit A or Better Index thereafter. Stock component was S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) until January 1, 2002, when the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

2 Derived from data provided by Lipper Inc.

These events illustrate how uncertain the future can be (and, of course, always has been) and underscore how important it is for your portfolio to reflect that reality. Prudent investors will hold investments that are balanced across asset classes—since one class will typically outperform another, but you can’t know for sure ahead of time which one will do so—and diversified within each asset class.

The Wellesley Income Fund—with its exposure to both stocks and bonds and its advisor’s demonstrated skill in selecting securities within both those asset classes—can play an important role in such a portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 10, 2007

Advisor’s Report

Vanguard Wellesley Income Fund performed in line with its composite benchmark during the fiscal year. For the 12 months ended September 30, 2007, both Investor Shares and Admiral Shares returned 9.2%, versus 9.3% for the benchmark.

The fund’s fixed income holdings returned 1.6% over the past six months and 4.3% over the past 12 months. These returns marginally outpaced the 1.5% and 4.2% returns of the fund’s fixed income benchmark over the same periods.

Wellesley’s stock holdings returned 5.9% and 17.0% for the last six and 12 months, respectively, while the stock portion of the benchmark returned 6.9% and 19.2% for the same periods.

Effective August 1, 2007, the fund changed the stock component of the Wellesley Composite Index. The new stock component, which continues to equal 35% of the composite index, is the FTSE High Dividend Yield Index. It replaces a stock component that blended the S&P 500/Citigroup Value Index (75%), the S&P Utilities Index (12.5%), and the S&P Integrated Telecommunication Services Index (12.5%). The bond component remains unchanged. It equals 65% of the composite index and is represented by the Lehman U.S. Credit A or Better Index, an intermediate-maturity index of high-quality corporate bonds.

The investment environment

In the fixed income markets, the Federal Reserve Board’s lowering of short-term interest rates in September served as confirmation that the economy’s growth rate has slowed. In the last six months, the U.S. Treasury yield curve shifted its posture from one in which short- and long-term interest rates were roughly the same to one in which short-term rates are now lower than long-term rates. Historically, relatively flat Treasury yield curves have often foreshadowed economic slowdowns or recessions, and the Federal Reserve has viewed curbing inflation as a secondary concern.

The problems in the subprime mortgage market finally spilled into the large, and formerly liquid, mortgage-backed securities market and corporate bond market during the summer. The gap between the yields of these securities and the yields of Treasuries widened, reflecting a flight from risk and a contraction in credit availability. At last, it appears that bond investors’ complacency toward risk has ended. However, the market risk premium also subsided in the corporate bond market for shareholder-friendly activities such as leveraged buyouts and share repurchases, preventing yield spreads from widening further.

These issues have kept the financials sector much in the news in recent months. This group is particularly important given its influence on the health of the broader market and its significant representation in our investment universe of higher-yielding stocks and bonds.

At the beginning of the fund’s fiscal year, we began positioning the stock portion of the portfolio for a more difficult environment in this sector by reducing our exposure to risk related to subprime mortgages and the capital markets. Our concerns became reality over the past few months as the subprime issues came to a head. While we remain cautious, we are selectively trying to find companies that can capitalize on the dislocation in the financial markets. We are also focusing on stocks that have attractive valuations, high dividend yields, and manageable exposure to this troubled sector.

More broadly, the sharp market dislocations over the past few months have clearly caused a deceleration in the pace of economic growth in the United States. The U.S. economy has lost momentum, and we now expect that GDP growth will slow to 2% in the year ahead, while global growth should be healthier, perhaps in the 3%–4% range.

U.S. employment growth and consumer spending are slowing as consumers allocate a greater portion of their dollars to paying higher energy costs. We are not looking for a recession, but the risks of one are clearly higher because of the dislocation in the capital markets, weak housing markets, and rising energy and food prices, all of which are having an impact on consumer confidence.

The fund’s successes

In Wellesley’s bond portfolio, an underweighted position and favorable security selection in the brokerage and finance industries contributed to performance. The fund’s duration positioning was marginally positive over the last 12 months.

For the stock portfolio, an overweighting in the energy sector was the strongest contributor to performance. Chevron was our top-performing stock in the sector because of its superior production growth profile and its sensitivity to higher oil prices. ConocoPhillips and ExxonMobil were strong contributors as they also continued to benefit from rising oil prices.

The fund got a boost, too, from favorable stock selection in the utilities sector. FPL was our best-performing stock in the sector and was among the top contributors in the portfolio for the fiscal year. The market reacted positively when FPL canceled plans to merge with Constellation Energy because of continued regulatory and political uncertainty in Maryland. Exelon was also a positive contributor as strong energy auctions in the Midwest drove earnings estimates higher.

The fund’s shortfalls

In the bond portion of the fund, yield-curve positioning detracted from performance. Five-year Treasury rates declined 34 basis points, while ten-year rates were essentially unchanged and 30-year rates rose very modestly. A more concentrated weighting in the five-year intermediate area of the Treasury yield curve would have helped performance.

The financials sector was the largest detractor from performance in the stock portion of the fund’s portfolio because of our overweighted position and unfavorable stock selection. Bank of America performed poorly because of acquisition fears, and UBS continued to lag as a result of the aforementioned dislocations in the capital markets. Poor stock selection in the health care and industrials sectors also detracted from performance. In health care, Wyeth underperformed because of drug approval issues with the U.S. Food and Drug Administration, and in industrials, Pitney Bowes detracted from relative performance in the face of investor disappointment over high-priced acquisition strategies.

The fund’s positioning

Because we expect economic activity to trend lower and the Federal Reserve to keep short-term rates at current levels, our view is that intermediate- and long-term rates will fall. The market’s concern about future inflation will take a back seat to worries about the health of the overall economy. Commodity inflation and concerns about the dollar will discourage further rate reductions by the Federal Reserve.

Therefore, we are positioning the bond portion of the portfolio to have a longer average duration, making it more sensitive to changes in interest rates. Although the corporate credit markets are becoming riskier as profit growth slows and as credit availability is tempered, the reduced likelihood of leveraged buyouts among investment-grade companies offsets much of this risk and makes investment-grade corporate debt appear attractive. We purchase only investment-grade, U.S. dollar-denominated bonds with an emphasis on stable-to-improving credit fundamentals.

In the stock portion of the fund, we are overweighted in the energy sector to take advantage of attractive valuations and high dividend yields. Early in the fund’s fiscal year, we reduced our oil exposure on expectations that stock prices would follow the downward movement in oil prices. However, as oil declined, stock prices remained resilient, and given our view that the supply-and-demand outlook remained tight and that cost curves continued to increase, we steadily rebuilt our exposure. We also overweighted utilities, focusing on companies that generate excess power for the wholesale market.

The fund has no exposure to information technology because the sector lacks attractively priced stocks that pay dividends. We also continue to have significantly less exposure than the composite index does to the consumer discretionary sector, as consumers remain pressured by the weight of higher energy and food costs and concerns about housing.

The dominant theme that guides the fund’s investment strategy is our commitment to provide shareholders with an attractive level of income by investing in high-quality securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of its sizable weighting in bonds and meaningful weighting in high-yielding, interest-rate-sensitive stocks.

Portfolio changes

Our purchases over the past 12 months exhibit no overall theme. Rather, they reflect bottom-up stock selection consistent with our diversified investment approach. Among our largest new positions were Lloyds TSB, GlaxoSmithKline, and American Electric Power. We also added to existing positions in General Electric, ConocoPhillips, and Chevron.

We sold stocks that reached or approached our target prices or weakened in the face of eroding company fundamentals or because of changes in the external environment. We sold PPL as it reached our target price. We also sold SunTrust, as it approached our target price amid slipping fundamentals. We trimmed our position in Citigroup because of concerns about management and capital-market risks.

Respectfully,

Earl E. McEvoy, Senior Vice President

John R. Ryan, Senior Vice President

W. Michael Reckmeyer, III, Vice President

Wellington Management Company, LLP

October 16, 2007

Fund Profile

As of September 30, 2007

Total Fund Characteristics
Fund
Yield
Investor Shares	4.4%
Admiral Shares	4.5%
Turnover Rate	21%
Expense Ratio
Investor Shares	0.25%
Admiral Shares	0.15%
Short-Term Reserves	0.1%

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	0.7%	5.9%	10.4%
Consumer Staples	10.7	13.0	8.2
Energy	15.4	13.1	11.2
Financials	25.8	24.8	20.0
Health Care	6.7	11.0	11.6
Industrials	8.5	12.7	11.8
Information Technology	0.0	0.7	16.0
Materials	9.2	4.8	3.7
Telecommunication Services	11.7	6.1	3.5
Utilities	11.3	7.9	3.6

Total Fund Volatility Measures[3]
	Fund Versus	Fund Versus
	Composite Index[4]	Broad Index[2]
R-Squared	0.87	0.32
Beta	0.92	0.22

Ten Largest Stocks[5] (% of equity portfolio)

AT&T Inc.	integrated
	telecommunication
	services	8.0%
General Electric Co.	industrial
	conglomerates	5.2
Chevron Corp.	integrated
	oil and gas	5.1
ConocoPhillips Co.	integrated
	oil and gas	5.1
Bank of America Corp.	diversified financial
	services	4.9
FPL Group, Inc.	electric utilities	4.3
ExxonMobil Corp.	integrated
	oil and gas	4.1
Verizon	integrated
Communications Inc.	telecommunication
	services	3.3
U.S. Bancorp	diversified banks	2.8
Altria Group, Inc.	tobacco	2.7
Top Ten		45.5%
Top Ten as % of Total Net Assets		17.6%

Fund Asset Allocation

1 FTSE High Dividend Yield Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 37.

4 Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. For the period covered by the volatility measures, the bond component is the Lehman U.S. Credit A or Better Index. The stock component included the S&P 500/Barra Value Index (26% of the overall benchmark), the S&P Utilities Index (4.5%), and the S&P Integrated Telecommunications Services Index (4.5%) until July 1, 2006, when the S&P 500/Barra Value Index was replaced by the S&P 500/Citgroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

5 “Ten Largest Stocks” excludes any temporary cash investments and equity index products.

Equity Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	51	508	4,887
Median Market Cap	$82.6B	$112.0B	$36.1B
Price/Earnings Ratio	14.4x	15.2x	18.1x
Price/Book Ratio	2.6x	2.6x	2.8x
Dividend Yield	3.2%	3.0%	1.7%
Return on Equity	21.1%	21.4%	18.8%
Earnings Growth Rate	21.2%	17.5%	21.6%
Foreign Holdings	2.3%	0.0%	0.0%

Fixed Income Characteristics
	Comparative		Broad
	Fund	Index[3]	Index[4]
Number of Bonds	308	1,886	9,093
Yield to Maturity	5.6%[5]	5.5%	5.3%
Average Coupon	5.8%	5.7%	5.4%
Average Effective Maturity	10.4 years	9.3 years	7.3 years
Average Quality[6]	Aa3	Aa3	Aa1
Average Duration	6.4 years	5.9 years	4.6 years

Sector Diversification[7]
(% of fixed income portfolio)

Asset-Backed/Commercial
Mortgage-Backed	1.1%
Finance	31.5
Foreign	10.3
Government Mortgage-Backed	5.0
Industrial	33.6
Treasury/Agency	6.9
Utilities	8.2
Other	3.4

Distribution by Credit Quality[6]
(% of fixed income portfolio)

Aaa	23.1%
Aa	29.7
A	33.6
Baa	13.0
Other	0.6

Equity Investment Focus

Fixed Income Investment Focus

1 FTSE High Dividend Yield Index.

2 Dow Jones Wilshire 5000 Index.

3 Lehman U.S. Credit A or Better Index.

4 Lehman U.S. Aggregate Bond Index.

5 Before expenses.

6 Moody’s Investors Service.

7 The mortgage-backed securities sector may include issues form government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1997–September 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Wellesley Income Fund Investor Shares[1]	9.16%	8.60%	7.72%	$21,042
Lehman U.S. Aggregate Bond Index	5.14	4.13	5.97	17,854
Dow Jones Wilshire 5000 Index	17.08	16.53	6.85	19,399
Wellesley Composite Index[2]	9.35	9.52	6.95	19,579
Average Mixed-Asset Target Conservative Fund[3]	8.04	6.73	4.89	16,121

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
Wellesley Income Fund Admiral Shares	9.25%	8.71%	7.25%	$156,300
Lehman U.S. Aggregate Bond Index	5.14	4.13	5.47	140,430
Dow Jones Wilshire 5000 Index	17.08	16.53	6.33	147,956
Wellesley Composite Index[2]	9.35	9.52	6.10	145,891

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Bond component (65% weighting) is Lehman U.S. Long Credit AA or Better Index through March 31, 2000, and Lehman U.S. Credit A or Better Index thereafter. Stock component was S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) until January 1, 2002, when the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

3 Derived from data provided by Lipper Inc.

4 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.

Fiscal-Year Total Returns (%): September 30, 1997–September 30, 2007

	Wellesley Income Fund			Composite
	Investor Shares			Index[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	8.1%	5.8%	13.9%	12.8%
1999	–5.3	5.0	–0.3	3.2
2000	2.5	5.8	8.3	9.3
2001	7.6	5.3	12.9	2.6
2002	–4.4	4.7	0.3	–4.8
2003	6.1	4.6	10.7	14.4
2004	4.2	4.4	8.6	9.3
2005	2.8	4.1	6.9	7.0
2006	3.2	4.4	7.6	7.7
2007	4.7	4.5	9.2	9.3

1 Bond component (65% weighting) is Lehman U.S. Long Credit AA or Better Index through March 31, 2000, and Lehman U.S. Credit A or Better Index thereafter. Stock component was S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) until January 1, 2002, when the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

Note: See Financial Highlights tables on pages 26 and 27 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of September 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.1%)
Agency Bonds and Notes (4.1%)
1	Federal Farm Credit Bank	4.875%	1/17/17	75,000	73,983
1	Federal Home Loan Bank	4.375%	3/17/10	100,000	99,998
1	Federal Home Loan Bank	5.500%	7/15/36	100,000	103,138
1	Federal Home Loan Mortgage Corp.	7.000%	3/15/10	75,000	79,481
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/15	50,000	48,996
1	Federal National Mortgage Assn.	5.125%	7/13/09	50,000	50,531
1	Federal National Mortgage Assn.	7.125%	6/15/10	50,000	53,438
	Private Export Funding Corp.	4.950%	11/15/15	13,350	13,324
1	Tennessee Valley Auth.	4.375%	6/15/15	35,000	33,724
					556,613
Mortgage-Backed Securities (3.0%)
[1,2]	Federal National Mortgage Assn.	4.500%	12/1/33–10/1/36	102,690	95,681
[1,2]	Federal National Mortgage Assn.	5.500%	5/1/33–2/1/35	47,289	46,454
[1,2]	Federal National Mortgage Assn.	6.000%	10/1/35–12/1/36	67,752	67,882
2	Government National Mortgage Assn.	6.000%	6/15/31–4/15/37	193,185	194,465
					404,482
Total U.S. Government and Agency Obligations (Cost $960,998)					961,095
Corporate Bonds (44.9%)
Asset-Backed Securities (0.7%)
2	American Express Credit Account Master Trust	4.350%	12/15/11	12,000	11,892
2	BMW Vehicle Owner Trust	4.280%	2/25/10	25,655	25,439
2	Citibank Credit Card Issuance Trust	4.550%	6/20/17	15,000	14,165
2	Connecticut RRB Special Purpose Trust	6.210%	12/30/11	12,870	13,227
2	Onyx Acceptance Owner Trust	3.910%	9/15/11	25,000	24,700
					89,423
Finance (19.1%)
	Banking (10.7%)
	Associates Corp. of North America	6.250%	11/1/08	25,000	25,395
	Banc One Corp.	7.750%	7/15/25	25,000	28,634
	Bank of America Corp.	3.250%	8/15/08	14,750	14,443
	Bank of America Corp.	3.375%	2/17/09	27,000	26,440
	Bank of America Corp.	4.875%	1/15/13	43,100	42,267
	Bank of America Corp.	5.375%	6/15/14	25,525	25,348
	Bank of America Corp.	5.625%	10/14/16	22,500	22,541
	BB&T Corp.	6.500%	8/1/11	25,000	26,009
	BB&T Corp.	4.750%	10/1/12	16,000	15,654

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	BB&T Corp.	5.250%	11/1/19	19,000	17,773
	Citicorp	6.650%	12/15/10	25,000	26,262
	Citigroup, Inc.	4.125%	2/22/10	12,000	11,796
	Citigroup, Inc.	6.500%	1/18/11	10,000	10,444
	Citigroup, Inc.	6.625%	6/15/32	9,000	9,431
	Citigroup, Inc.	6.000%	10/31/33	15,000	14,631
	Citigroup, Inc.	5.850%	12/11/34	15,000	14,387
	Citigroup, Inc.	6.125%	8/25/36	50,000	49,889
	Credit Suisse First Boston USA, Inc.	4.625%	1/15/08	21,300	21,307
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	18,800	19,720
	Credit Suisse First Boston USA, Inc.	5.125%	1/15/14	23,825	23,642
	Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	32,500	31,050
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	13,300	14,736
	Fifth Third Bank	4.200%	2/23/10	33,000	32,442
3	HBOS Treasury Services PLC	3.750%	9/30/08	11,400	11,321
3	HBOS Treasury Services PLC	4.000%	9/15/09	10,000	9,911
3	HBOS Treasury Services PLC	6.000%	11/1/33	19,000	18,178
	HSBC Bank USA	4.625%	4/1/14	13,100	12,224
	HSBC Bank USA	5.875%	11/1/34	21,000	19,948
	HSBC Holdings PLC	7.625%	5/17/32	15,800	17,425
	HSBC Holdings PLC	6.500%	5/2/36	22,000	22,254
	Huntington National Bank	4.375%	1/15/10	16,000	15,749
	J.P. Morgan, Inc.	5.750%	10/15/08	20,000	20,201
	J.P. Morgan, Inc.	6.250%	1/15/09	20,000	20,287
	JPMorgan Chase & Co.	3.500%	3/15/09	12,000	11,769
	JPMorgan Chase & Co.	5.750%	1/2/13	14,000	14,088
	JPMorgan Chase & Co.	5.125%	9/15/14	9,665	9,377
	Mellon Funding Corp.	5.000%	12/1/14	12,000	11,553
3	Mizuho Finance (Cayman)	5.790%	4/15/14	32,000	31,676
3	National Australia Bank	4.800%	4/6/10	21,000	20,879
	National City Bank	5.800%	6/7/17	50,000	49,023
	National City Bank of Pennsylvania	7.250%	10/21/11	22,000	23,522
	National Westminster Bank PLC	7.375%	10/1/09	29,825	31,155
	Northern Trust Co.	4.600%	2/1/13	10,000	9,483
	PNC Bank NA	5.250%	1/15/17	16,000	15,464
	Regions Financial Corp.	7.000%	3/1/11	25,000	26,367
	Republic New York Corp.	5.875%	10/15/08	15,000	15,085
	Royal Bank of Canada	5.650%	7/20/11	20,000	20,327
	Royal Bank of Scotland Group PLC	6.400%	4/1/09	14,000	14,294
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	18,975	18,198
	Sanwa Bank Ltd.	7.400%	6/15/11	22,000	23,794
	State Street Corp.	5.375%	4/30/17	55,500	54,146
	SunTrust Banks, Inc.	6.375%	4/1/11	15,000	15,534
	UFJ Finance Aruba AEC	6.750%	7/15/13	20,000	20,596
	US Bank NA	3.900%	8/15/08	20,000	19,624
	US Bank NA	6.375%	8/1/11	25,000	26,026
	US Bank NA	4.950%	10/30/14	12,400	11,865
	Wachovia Bank NA	4.800%	11/1/14	19,640	18,514
	Wachovia Corp.	6.000%	10/30/08	15,000	15,182
	Wachovia Corp.	4.875%	2/15/14	19,250	18,481
	Wachovia Corp.	6.605%	10/1/25	15,000	15,132
	Washington Mutual, Inc.	5.250%	9/15/17	38,000	34,927
	Wells Fargo & Co.	3.500%	4/4/08	17,000	16,826
	Wells Fargo & Co.	3.125%	4/1/09	12,400	12,060
	Wells Fargo Bank NA	7.550%	6/21/10	25,000	26,599
	Wells Fargo Bank NA	5.950%	8/26/36	25,000	24,357

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Wells Fargo Financial	5.500%	8/1/12	34,100	34,540
	World Savings Bank, FSB	4.125%	3/10/08	20,000	19,878
	World Savings Bank, FSB	4.125%	12/15/09	16,000	15,751

	Brokerage (2.3%)
	Bear Stearns Co., Inc.	3.250%	3/25/09	15,500	14,953
	Goldman Sachs Group, Inc.	3.875%	1/15/09	30,000	29,597
	Goldman Sachs Group, Inc.	5.250%	10/15/13	29,400	28,719
	Goldman Sachs Group, Inc.	6.125%	2/15/33	20,000	19,680
	Goldman Sachs Group, Inc.	6.450%	5/1/36	25,000	24,360
	Lehman Brothers Holdings, Inc.	4.800%	3/13/14	15,000	14,043
	Merrill Lynch & Co., Inc.	4.125%	1/15/09	27,125	26,818
	Merrill Lynch & Co., Inc.	5.000%	2/3/14	15,000	14,580
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	30,000	28,061
	Morgan Stanley Dean Witter	3.875%	1/15/09	36,000	35,510
	Morgan Stanley Dean Witter	5.300%	3/1/13	37,925	37,505
	Morgan Stanley Dean Witter	7.250%	4/1/32	27,100	30,583

	Finance Companies (2.0%)
	American Express Centurion Bank	4.375%	7/30/09	11,500	11,346
	American Express Co.	5.500%	9/12/16	25,000	24,146
	American Express Co.	6.150%	8/28/17	35,000	35,389
	American General Finance Corp.	4.000%	3/15/11	12,000	11,312
	General Electric Capital Corp.	7.375%	1/19/10	10,000	10,530
	General Electric Capital Corp.	8.125%	5/15/12	10,000	11,180
	General Electric Capital Corp.	5.450%	1/15/13	25,550	25,823
	General Electric Capital Corp.	6.750%	3/15/32	75,000	83,081
	HSBC Finance Corp.	4.625%	1/15/08	13,700	13,664
	HSBC Finance Corp.	5.250%	1/14/11	10,000	9,955
	HSBC Finance Corp.	4.750%	7/15/13	12,225	11,643
	International Lease Finance Corp.	5.400%	2/15/12	20,000	19,955

	Insurance (3.5%)
	ACE INA Holdings, Inc.	5.700%	2/15/17	15,000	14,808
	Allstate Corp.	7.500%	6/15/13	20,000	21,996
	Allstate Life Global Funding	4.250%	2/26/10	13,000	12,696
	American International Group, Inc.	4.250%	5/15/13	14,250	13,453
	American International Group, Inc.	6.250%	5/1/36	15,000	15,218
	AXA Financial, Inc.	6.500%	4/1/08	10,000	10,054
	Berkshire Hathaway Finance Corp.	4.125%	1/15/10	48,255	47,537
	Cincinnati Financial Corp.	6.920%	5/15/28	11,750	12,610
	Genworth Financial, Inc.	5.125%	3/15/11	17,635	17,573
	Genworth Financial, Inc.	5.750%	5/15/13	10,000	10,082
	Hartford Financial Services Group, Inc.	5.500%	10/15/16	16,665	16,341
	Hartford Financial Services Group, Inc.	6.100%	10/1/41	26,000	25,486
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	24,008
	MBIA, Inc.	7.000%	12/15/25	19,500	19,515
3	MetLife Global Funding I	4.625%	8/19/10	15,000	14,824
3	MetLife Global Funding I	5.750%	7/25/11	15,000	15,318
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	29,187
3	New York Life Insurance	5.875%	5/15/33	39,760	38,701
	Principal Life Income Funding	5.125%	3/1/11	18,895	18,910
	Prudential Financial, Inc.	5.800%	6/15/12	29,165	29,766
	Prudential Financial, Inc.	5.100%	9/20/14	12,000	11,605
	Prudential Financial, Inc.	4.750%	6/13/15	21,000	19,734
	UnitedHealth Group, Inc.	5.375%	3/15/16	16,000	15,572
	XL Capital Ltd.	5.250%	9/15/14	16,000	15,450

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Real Estate Investment Trusts (0.4%)
	Brandywine Operating Partnership	5.750%	4/1/12	10,030	9,941
	Health Care Property Investors, Inc.	6.000%	1/30/17	20,000	19,134
	Simon Property Group Inc.	5.875%	3/1/17	25,000	24,498

	Financial Other (0.2%)
3	SovRisc BV	4.625%	10/31/08	25,000	25,063
					2,559,344
Industrial (20.2%)
	Basic Industry (1.8%)
	Alcan, Inc.	4.875%	9/15/12	10,500	10,286
	Alcan, Inc.	4.500%	5/15/13	22,300	21,195
	Alcoa, Inc.	5.720%	2/23/19	33,663	32,252
	Alcoa, Inc.	5.870%	2/23/22	11,337	10,757
	BHP Billiton Finance	4.800%	4/15/13	33,500	32,351
	Dow Chemical Co.	5.750%	12/15/08	50,000	50,212
	E.I. du Pont de Nemours & Co.	4.125%	3/6/13	27,200	25,663
	Monsanto Co.	5.500%	7/30/35	15,000	13,874
	Praxair, Inc.	6.375%	4/1/12	25,000	26,218
	Rio Tinto Finance USA Ltd.	2.625%	9/30/08	15,000	14,604

	Capital Goods (2.3%)
	Boeing Co.	6.625%	2/15/38	20,950	22,641
	Caterpillar Financial Services Corp.	3.625%	11/15/07	12,800	12,775
	Caterpillar Financial Services Corp.	2.700%	7/15/08	11,800	11,591
	Caterpillar, Inc.	6.950%	5/1/42	15,000	16,500
	General Dynamics Corp.	4.250%	5/15/13	41,100	38,706
	Illinois Tool Works, Inc.	5.750%	3/1/09	25,000	25,179
	John Deere Capital Corp.	4.625%	4/15/09	15,000	14,914
	John Deere Capital Corp.	7.000%	3/15/12	25,000	26,773
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	25,000	26,515
	PACTIV Corp.	8.125%	6/15/17	20,000	22,884
3	Siemens Financieringsmat	5.750%	10/17/16	25,000	25,124
	Tyco International Group SA	6.000%	11/15/13	20,800	21,131
	United Technologies Corp.	7.125%	11/15/10	25,000	26,590
	United Technologies Corp.	4.875%	5/1/15	15,000	14,408

	Communications (6.7%)
	AT&T Inc.	6.250%	3/15/11	15,500	15,969
	AT&T Inc.	6.500%	9/1/37	50,000	51,604
	BellSouth Corp.	6.000%	10/15/11	31,000	31,747
	BellSouth Corp.	6.000%	11/15/34	34,000	32,548
	CBS Corp.	7.700%	7/30/10	26,740	28,359
	Chesapeake & Potomac Telephone Co.	7.875%	1/15/22	16,000	18,011
	Comcast Cable Communications, Inc.	6.750%	1/30/11	10,000	10,415
	Comcast Corp.	5.300%	1/15/14	21,000	20,410
	Comcast Corp.	6.450%	3/15/37	20,000	19,686
	Comcast Corp.	6.950%	8/15/37	50,000	52,530
3	Cox Communications, Inc.	5.875%	12/1/16	40,000	39,156
	Deutsche Telekom International Finance	8.250%	6/15/30	50,000	61,536
	France Telecom	7.750%	3/1/11	24,000	25,922
	France Telecom	8.500%	3/1/31	50,000	64,468
	Gannett Co., Inc.	6.375%	4/1/12	25,000	25,634
	GTE California Inc.	6.700%	9/1/09	25,000	25,657
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	28,589
	New Cingular Wireless Services	8.750%	3/1/31	27,000	34,211

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New Jersey Bell Telephone Co.	8.000%	6/1/22	14,585	16,294
	News America Inc.	6.200%	12/15/34	11,000	10,339
	Sprint Capital Corp.	8.750%	3/15/32	50,000	57,382
	Telefonica Europe BV	7.750%	9/15/10	25,000	26,738
3	Time Warner, Inc.	5.850%	5/1/17	80,000	77,890
	Verizon Communications Corp.	5.500%	4/1/17	50,000	49,208
	Verizon Global Funding Corp.	4.375%	6/1/13	14,500	13,764
	Verizon Virginia, Inc.	4.625%	3/15/13	10,800	10,283
	Vodafone Group PLC	5.375%	1/30/15	11,250	10,948
	Washington Post Co.	5.500%	2/15/09	50,000	50,321

	Consumer Cyclicals (2.1%)
	CVS Corp.	4.875%	9/15/14	12,000	11,327
	CVS Corp.	6.125%	8/15/16	25,000	24,991
	CVS Corp.	5.750%	6/1/17	25,000	24,457
	Home Depot Inc.	3.750%	9/15/09	12,000	11,637
	Lowe’s Cos., Inc.	5.000%	10/15/15	28,125	26,474
	McDonald’s Corp.	5.750%	3/1/12	10,000	10,179
	Target Corp.	6.350%	1/15/11	16,500	17,081
	Target Corp.	5.875%	3/1/12	31,000	31,866
	The Walt Disney Co.	5.625%	9/15/16	20,000	19,966
	Time Warner, Inc.	6.875%	5/1/12	10,000	10,497
	Time Warner, Inc.	5.875%	11/15/16	50,000	48,814
	Wal-Mart Stores, Inc.	6.875%	8/10/09	50,000	51,875

	Consumer Noncyclicals (4.4%)
	Abbott Laboratories	4.350%	3/15/14	20,000	18,632
	Anheuser-Busch Cos., Inc.	6.000%	4/15/11	31,125	31,941
	AstraZeneca PLC	5.900%	9/15/17	50,000	50,982
	Becton, Dickinson & Co.	4.550%	4/15/13	25,900	25,054
	Bestfoods	6.625%	4/15/28	25,000	25,750
3	Cargill Inc.	6.125%	9/15/36	22,000	20,682
3	Cargill Inc.	6.625%	9/15/37	42,830	42,739
	Clorox Co.	4.200%	1/15/10	14,535	14,195
	Coca-Cola Co.	5.750%	3/15/11	45,000	45,888
	Coca-Cola Enterprises Inc.	5.750%	11/1/08	25,000	25,187
	Diageo Capital PLC	3.500%	11/19/07	10,400	10,375
	Eli Lilly & Co.	6.000%	3/15/12	10,000	10,395
	Eli Lilly & Co.	5.500%	3/15/27	20,000	18,902
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	10,000	9,380
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	14,571
	Johnson & Johnson	3.800%	5/15/13	19,895	18,675
	Johnson & Johnson	6.730%	11/15/23	15,000	16,429
	Kimberly-Clark Corp.	6.250%	7/15/18	25,000	25,631
	Kraft Foods, Inc.	5.625%	11/1/11	22,625	22,802
	Pepsico, Inc.	5.150%	5/15/12	50,000	50,658
	Procter & Gamble Co.	6.450%	1/15/26	25,000	26,578
	Procter & Gamble Co.	5.550%	3/5/37	25,000	23,881
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	23,790	29,556
	Schering-Plough Corp.	5.550%	12/1/13	16,985	16,871

	Energy (1.4%)
	Burlington Resources, Inc.	6.500%	12/1/11	25,000	26,078
	ChevronTexaco Corp.	8.625%	4/1/32	25,000	34,587
	ConocoPhillips Canada	5.625%	10/15/16	25,000	24,993
	Devon Financing Corp.	7.875%	9/30/31	15,000	17,672

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Encana Corp.	6.500%	8/15/34	15,000	15,246
	Halliburton Co.	5.500%	10/15/10	15,400	15,585
	Phillips Petroleum Co.	7.000%	3/30/29	11,500	12,383
	Suncor Energy, Inc.	5.950%	12/1/34	28,000	27,259
	Valero Energy Corp.	7.500%	4/15/32	16,600	18,315

	Technology (0.8%)
	Cisco Systems Inc.	5.250%	2/22/11	18,200	18,363
	Hewlett-Packard Co.	3.625%	3/15/08	10,800	10,724
	International Business Machines Corp.	5.700%	9/14/17	41,710	41,996
	International Business Machines Corp.	7.000%	10/30/25	25,000	27,643
	Pitney Bowes, Inc.	4.750%	5/15/18	10,000	9,051

	Transportation (0.1%)
	Norfolk Southern Corp.	6.200%	4/15/09	15,000	15,233

	Other (0.6%)
	Dover Corp.	4.875%	10/15/15	20,000	18,937
	Eaton Corp.	5.750%	7/15/12	15,600	15,913
	Eaton Corp.	5.300%	3/15/17	20,000	19,282
	Eaton Corp.	6.500%	6/1/25	10,000	10,188
	Eaton Corp.	5.250%	6/15/35	14,500	12,616
					2,729,744
Utilities (4.9%)
	Electric Utilities (4.8%)
	Alabama Power Co.	5.550%	2/1/17	11,765	11,655
	Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	14,970
	Consolidated Edison Co. of New York	5.625%	7/1/12	16,205	16,296
	Consolidated Edison Co. of New York	4.875%	2/1/13	9,700	9,428
	Consolidated Edison Co. of New York	6.300%	8/15/37	50,000	50,396
	Duke Energy Corp.	6.250%	1/15/12	20,000	20,696
	Exelon Corp.	6.750%	5/1/11	17,500	18,208
	Florida Power & Light Co.	4.850%	2/1/13	12,000	11,796
	Florida Power & Light Co.	6.200%	6/1/36	22,452	22,872
	Florida Power Corp.	6.650%	7/15/11	25,000	26,152
	Georgia Power Co.	5.700%	6/1/17	50,000	50,002
	Indiana Michigan Power Co.	6.050%	3/15/37	20,000	19,024
3	MidAmerican Energy Holdings Co.	6.500%	9/15/37	35,000	34,809
	National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	40,000	42,566
	National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	12,000	11,445
	NiSource Finance Corp.	6.400%	3/15/18	50,000	50,492
	NStar Electric Co.	4.875%	10/15/12	20,800	20,560
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	10,181
	PECO Energy Co.	4.750%	10/1/12	12,000	11,777
	SCANA Corp.	6.875%	5/15/11	25,000	26,189
	SCANA Corp.	6.250%	2/1/12	28,930	29,857
	Southern California Edison Co.	5.000%	1/15/14	11,800	11,533
	Southern Co.	5.300%	1/15/12	20,000	20,053
	Southwestern Electric Power	5.550%	1/15/17	20,000	19,603
	Virginia Electric & Power Co.	4.750%	3/1/13	16,350	15,710
	Virginia Electric & Power Co.	5.950%	9/15/17	50,000	50,263
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	12,913
	Wisconsin Power & Light Co.	5.700%	10/15/08	12,650	12,706

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Natural Gas (0.1%)
3	Duke Energy Field Services	6.450%	11/3/36	9,375	8,802
					660,954
Total Corporate Bonds (Cost $6,061,161)					6,039,465
Sovereign Bonds (U.S. Dollar-Denominated) (6.2%)
	African Development Bank	4.500%	1/15/09	22,500	22,560
	Asian Development Bank	4.500%	9/4/12	40,000	39,672
	BK Nederlandse Gemeenten	6.000%	3/26/12	50,000	52,386
3	Corporacion Nacional del Cobre	6.150%	10/24/36	18,710	18,435
	European Investment Bank	4.000%	3/3/10	20,000	19,671
	European Investment Bank	4.625%	5/15/14	54,000	52,951
	European Investment Bank	4.625%	10/20/15	15,000	14,707
	^Export Development Canada	4.625%	4/1/10	50,000	50,453
	Inter-American Development Bank	3.375%	3/17/08	30,000	29,883
	International Bank for
	Reconstruction & Development	4.125%	6/24/09	11,800	11,716
	Japan Bank International	4.750%	5/25/11	35,000	35,292
	Kreditanstalt fur Wiederaufbau	3.375%	1/23/08	60,000	59,590
	Kreditanstalt fur Wiederaufbau	3.500%	3/14/08	18,000	17,837
	Kreditanstalt fur Wiederaufbau	3.250%	3/30/09	18,000	17,687
	Kreditanstalt fur Wiederaufbau	4.125%	10/15/14	22,000	20,809
	Landwirtschaftliche Rentenbank	4.125%	7/15/08	67,000	66,914
	Oesterreichische Kontrollbank	4.250%	10/6/10	15,000	14,909
	Oesterreichische Kontrollbank	4.500%	3/9/15	17,000	16,581
	Province of Manitoba	4.450%	4/12/10	20,000	19,841
	Province of New Brunswick	5.200%	2/21/17	30,000	30,424
	Province of Ontario	5.000%	10/18/11	20,000	20,198
	Province of Ontario	4.950%	6/1/12	50,000	50,458
	Province of Ontario	5.125%	7/17/12	25,000	25,153
	Province of Ontario	4.500%	2/3/15	40,000	38,714
	Province of Quebec	6.125%	1/22/11	19,500	20,292
	Province of Quebec	5.125%	11/14/16	20,000	19,822
	Quebec Hydro Electric	6.300%	5/11/11	50,000	52,424
Total Sovereign Bonds (Cost $840,634)					839,379
Taxable Municipal Bonds (2.0%)
	Illinois (Taxable Pension) GO	4.950%	6/1/23	21,275	20,001
	Illinois (Taxable Pension) GO	5.100%	6/1/33	135,000	126,456
	Oregon School Board Assn.	4.759%	6/30/28	15,000	13,467
	President and Fellows of Harvard College	6.300%	10/1/37	68,000	71,847
	Southern California Public Power Auth.	6.930%	5/15/17	30,000	33,726
	Wisconsin Public Service Rev.	5.700%	5/1/26	9,000	8,990
Total Taxable Municipal Bonds (Cost $276,023)					274,487

		Market
		Value•
	Shares	($000)
Common Stocks (38.7%)
Consumer Discretionary (0.3%)
McDonald’s Corp.	694,500	37,829

Consumer Staples (4.1%)
Altria Group, Inc.	2,054,200	142,829
Kellogg Co.	2,266,100	126,902
Kimberly-Clark Corp.	1,421,400	99,868
General Mills, Inc.	1,221,700	70,871
Kraft Foods Inc.	1,421,485	49,055
ConAgra Foods, Inc.	1,709,000	44,656
Diageo PLC ADR	303,300	26,609
		560,790
Energy (6.0%)
Chevron Corp.	2,873,000	268,855
ConocoPhillips Co.	3,045,400	267,295
ExxonMobil Corp.	2,303,026	213,168
Royal Dutch Shell PLC
ADR Class B	676,656	55,553
		804,871
Financials (9.9%)
Bank of America Corp.	5,092,788	256,014
U.S. Bancorp	4,434,200	144,245
PNC Financial
Services Group	2,014,500	137,187
Citigroup, Inc.	2,917,800	136,174
UBS AG (New York Shares)	1,996,100	106,292
JPMorgan Chase & Co.	2,143,900	98,233
Host Hotels &
Resorts Inc. REIT	3,479,400	78,078
Wells Fargo & Co.	2,178,800	77,609
Wachovia Corp.	1,502,500	75,350
The Allstate Corp.	1,168,400	66,821
The Chubb Corp.	1,135,400	60,903
Lloyds TSB Group PLC	4,694,288	51,934
Bank of New York
Mellon Corp.	953,800	42,101
National City Corp.	434,700	10,907
		1,341,848
Health Care (2.6%)
Wyeth	2,452,900	109,277
Abbott Laboratories	1,484,100	79,577
Bristol-Myers Squibb Co.	2,383,900	68,704
GlaxoSmithKline PLC ADR	923,500	49,130
Eli Lilly & Co.	808,800	46,045
		352,733
Industrials (3.3%)
General Electric Co.	6,531,700	270,412
Pitney Bowes, Inc.	2,107,100	95,704
Waste Management, Inc.	1,341,300	50,621
R.R. Donnelley & Sons Co.	708,500	25,903
		442,640

			Market
			Value•
		Shares	($000)
Materials (3.6%)
	E.I. du Pont de
	Nemours & Co.	2,514,500	124,619
	Dow Chemical Co.	2,832,900	121,985
	PPG Industries, Inc.	1,096,900	82,871
	Air Products &
	Chemicals, Inc.	707,800	69,194
	Packaging Corp. of America	2,026,200	58,902
	International Paper Co.	633,750	22,733
			480,304
Telecommunication Services (4.5%)
	AT&T Inc.	9,832,380	416,008
	Verizon
	Communications Inc.	3,910,100	173,139
	Chunghwa Telecom Co.,
	Ltd. ADR	1,287,900	23,800
			612,947
Utilities (4.4%)
	FPL Group, Inc.	3,649,700	222,194
	Exelon Corp.	1,415,600	106,680
	Consolidated Edison Inc.	1,254,300	58,074
	Southern Co.	1,576,600	57,199
	American Electric
	Power Co., Inc.	1,204,100	55,485
	Dominion Resources, Inc.	608,400	51,288
	SCANA Corp.	1,057,500	40,968
			591,888
Total Common Stocks
(Cost $3,802,675)			5,225,850
Temporary Cash Investments (0.2%)
Money Market Fund (0.1%)
4	Vanguard Market Liquidity
	Fund, 5.153%—Note G	13,250,000	13,250

	Face
	Amount
	($000)
Repurchase Agreement (0.1%)
J.P. Morgan Securities Inc.
5.100%, 10/1/07 (Dated
9/28/07, Repurchase Value
$14,706,000, collateralized
by Federal National Mortgage
Assn. 6.000%, 9/1/37)	14,700	14,700
Total Temporary Cash Investments
(Cost $27,950)		27,950
Total Investments (99.1%)
(Cost $11,969,441)		13,368,226

Market
Value•
($000)
Other Assets and Liabilities (0.9%)
Other Assets—Note C	168,050
Liabilities—Note G	(47,416)
120,634
Net Assets (100%)	13,488,860

At September 30, 2007, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	11,930,815
Undistributed Net Investment Income	3,448
Accumulated Net Realized Gains	155,807
Unrealized Appreciation
Investment Securities	1,398,785
Foreign Currency	5
Net Assets	13,488,860

Investor Shares—Net Assets
Applicable to 360,493,655 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,038,429
Net Asset Value Per Share—
Investor Shares	$22.30

Admiral Shares—Net Assets
Applicable to 100,893,112 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,450,431
Net Asset Value Per Share—
Admiral Shares	$54.02

• See Note A in Notes to Financial Statements.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate value of these securities was $506,703,000, representing 3.8% of net assets.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

Statement of Operations

		Year Ended
		September 30, 2007
		($000)
Investment Income
Income
Dividends[1]		160,492
Interest		417,168
Security Lending		63
Total Income		577,723
Expenses
Investment Advisory Fees—Note B
Basic Fee		6,785
Performance Adjustment		82
The Vanguard Group—Note C
Management and Administrative
Investor Shares		13,862
Admiral Shares		4,223
Marketing and Distribution
Investor Shares		1,540
Admiral Shares		753
Custodian Fees		59
Auditing Fees		23
Shareholders’ Reports
Investor Shares		195
Admiral Shares		14
Trustees’ Fees and Expenses		18
Total Expenses		27,554
Expenses Paid Indirectly—Note D		(121)
Net Expenses		27,433
Net Investment Income		550,290
Realized Net Gain (Loss)
Investment Securities Sold		235,944
Foreign Currencies		2
Realized Net Gain (Loss)		235,946
Change in Unrealized Appreciation (Depreciation)
Investment Securities		341,390
Foreign Currencies and Forward Currency Contracts		5
Change in Unrealized Appreciation	(Depreciation)	341,395
Net Increase (Decrease) in Net Assets Resulting from Operations		1,127,631

1 Dividends are net of foreign withholding taxes of $771,000.

Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	550,290	503,593
Realized Net Gain (Loss)	235,946	381,568
Change in Unrealized Appreciation (Depreciation)	341,395	(7,189)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,127,631	877,972
Distributions
Net Investment Income
Investor Shares	(327,220)	(313,981)
Admiral Shares	(219,375)	(188,826)
Realized Capital Gain[1]
Investor Shares	(230,077)	(135,445)
Admiral Shares	(144,879)	(76,238)
Total Distributions	(921,551)	(714,490)
Capital Share Transactions—Note H
Investor Shares	330,509	(471,707)
Admiral Shares	754,685	524,469
Net Increase (Decrease) from Capital Share Transactions	1,085,194	52,762
Total Increase (Decrease)	1,291,274	216,244
Net Assets
Beginning of Period	12,197,586	11,981,342
End of Period[2]	13,488,860	12,197,586

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $21,203,000 and $4,961,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,448,000 and ($249,000).

Financial Highlights

Investor Shares

			Year Ended September 30,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.95	$21.66	$21.11	$20.25	$19.08
Investment Operations
Net Investment Income	.933	.904	.851	.844	.862
Net Realized and Unrealized
Gain (Loss) on Investments	1.015	.673	.592	.871	1.163
Total from Investment Operations	1.948	1.577	1.443	1.715	2.025
Distributions
Dividends from Net Investment Income	(.926)	(.903)	(.855)	(.855)	(.855)
Distributions from Realized Capital Gains	(.672)	(.384)	(.038)	—	—
Total Distributions	(1.598)	(1.287)	(.893)	(.855)	(.855)
Net Asset Value, End of Period	$22.30	$21.95	$21.66	$21.11	$20.25

Total Return[1]	9.16%	7.61%	6.93%	8.60%	10.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,038	$7,580	$7,954	$8,851	$8,171
Ratio of Total Expenses to Average Net Assets[2]	0.25%	0.25%	0.24%	0.26%	0.31%
Ratio of Net Investment Income to
Average Net Assets	4.21%	4.21%	3.98%	4.06%	4.33%
Portfolio Turnover Rate	21%	19%	18%	23%	28%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.00%, 0.01%, and 0.01%.

Admiral Shares

			Year Ended September 30,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$53.18	$52.47	$51.16	$49.07	$46.22
Investment Operations
Net Investment Income	2.312	2.247	2.121	2.099	2.136
Net Realized and Unrealized Gain (Loss)
on Investments	2.454	1.638	1.413	2.113	2.835
Total from Investment Operations	4.766	3.885	3.534	4.212	4.971
Distributions
Dividends from Net Investment Income	(2.298)	(2.245)	(2.131)	(2.122)	(2.121)
Distributions from Realized Capital Gains	(1.628)	(.930)	(.093)	—	—
Total Distributions	(3.926)	(3.175)	(2.224)	(2.122)	(2.121)
Net Asset Value, End of Period	$54.02	$53.18	$52.47	$51.16	$49.07

Total Return	9.25%	7.74%	7.01%	8.72%	10.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,450	$4,618	$4,027	$1,507	$1,274
Ratio of Total Expenses to Average Net Assets[1]	0.15%	0.14%	0.14%	0.15%	0.20%
Ratio of Net Investment Income to
Average Net Assets	4.31%	4.32%	4.05%	4.17%	4.43%
Portfolio Turnover Rate	21%	19%	18%	23%	28%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.00%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Lehman Brothers U.S. Credit A or Better Bond Index, the S&P 500/Citigroup Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunication Services Index. For the year ended September 30, 2007, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets, before an increase of $82,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2007, the fund had contributed capital of $1,154,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $63,000 and custodian fees by $58,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2007, the fund realized net foreign currency gains of $2,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $31,761,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2007, the fund had $23,876,000 of ordinary income and $155,873,000 of long-term capital gains available for distribution.

At September 30, 2007, the cost of investment securities for tax purposes was $11,969,441,000. Net unrealized appreciation of investment securities for tax purposes was $1,398,785,000, consisting of unrealized gains of $1,537,661,000 on securities that had risen in value since their purchase and $138,876,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2007, the fund purchased $2,775,467,000 of investment securities and sold $2,592,797,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $541,364,000 and $45,755,000, respectively.

G. The market value of securities on loan to broker-dealers at September 30, 2007, was $12,613,000, for which the fund received cash collateral of $13,250,000.

H. Capital share transactions for each class of shares were:

		Year Ended September 30,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,365,244	61,642	985,222	46,086
Issued in Lieu of Cash Distributions	507,823	23,145	404,884	19,078
Redeemed	(1,542,558)	(69,571)	(1,861,813)	(87,144)
Net Increase (Decrease)—Investor Shares	330,509	15,216	(471,707)	(21,980)
Admiral Shares
Issued	1,051,290	19,550	969,253	18,665
Issued in Lieu of Cash Distributions	306,107	5,758	219,515	4,268
Redeemed	(602,712)	(11,245)	(664,299)	(12,853)
Net Increase (Decrease)—Admiral Shares	754,685	14,063	524,469	10,080

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning October 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of September 30, 2007, no provision for income tax would be required in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 7, 2007

Special 2007 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

• The fund distributed $385,514,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

• The fund distributed $159,717,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 26.8% of investment income (dividend income plus short-term gains,if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares[1]
Periods Ended September 30, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	9.16%	8.60%	7.72%
Returns After Taxes on Distributions	7.33	7.12	5.37
Returns After Taxes on Distributions and Sale of Fund Shares	6.74	6.70	5.33

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2007	9/30/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,033.94	$1.27
Admiral Shares	1,000.00	1,034.13	0.76
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.27
Admiral Shares	1,000.00	1,024.32	0.76

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellesley Income Fund approved an amended investment advisory agreement with Wellington Management Company, LLP, effective October 1, 2007. The amended agreement contains a change in the stock component of the Wellesley Composite Index, the fund’s compensation benchmark. The stock component, which continues to represent 35% of the composite benchmark, had been a combination of the S&P 500/Citigroup Value Index (26%), the S&P Utilities Index (4.5%), and the S&P Integrated Telecommunications Services Index (4.5%). Those three stock indexes have been replaced by the FTSE High Dividend Yield Index. The board concluded that the FTSE High Dividend Yield Index is a more appropriate comparison index because it better reflects the income-oriented focus of the stock portion of the fund. The board determined that retaining Wellington Management and amending Wellington Management’s advisory agreement were in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the firm. The board noted that Wellington Management Company, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1970.

The board also noted that the senior portfolio managers of the fund have over two decades of investment industry experience. The managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen significant growth in assets in the past decade.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and
Chairman of the Board and	of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro
Trustee since January 2001	bono ventures in education); Senior Advisor to Greenwich Associates
148 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University
Trustee since June 2006	of Pennsylvania since 2004; Professor in the School of Arts and Sciences,
148 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University Center for Human Values
(1990–2004), Princeton University; Director of Carnegie Corporation of New
York since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
148 Vanguard Funds Overseen	Information Officer (1997–2005), and Member of the Executive Committee of
Johnson &Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s Research and Education
Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean, Director
148 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm)
since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
148 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
148 Vanguard Funds Overseen	(diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution);
Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
148 Vanguard Funds Overseen	Vanguard Group.

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group
148 Vanguard Funds Overseen	since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The
Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard,
Wellesley, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739
The Vanguard Group, Inc.
Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone for People	respective owners.
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. The guidelines are also
the funds current prospectus.	available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2007: $23,000

Fiscal Year Ended September 30, 2006: $22,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2007: $2,835,320

Fiscal Year Ended September 30, 2006: $2,347,620

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2007: $630,400

Fiscal Year Ended September 30, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2007: $215,900

Fiscal Year Ended September 30, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2007: $0

Fiscal Year Ended September 30, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2007: $215,900

Fiscal Year Ended September 30, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:_____________(signature)________________
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: November 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

BY:_____________(signature)________________
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: November 14, 2007

VANGUARD WELLESLEY INCOME FUND

BY:_____________(signature)________________
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: November 14, 2007

*By Power of Attorney. See File Number 333-145624, filed on August 22, 2007. Incorporated by Reference.